SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2014

Endeavor IP, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55094	45-2563323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Broadway, 46th Floor, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-560-3200

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Typenex

On July 16, 2014, we entered into a securities purchase agreement (“SPA”) with Typenex Co-Investments, LLC, a Utah limited liability company (“Typenex”), under which we issued to Typenex an 8% Secured Convertible Promissory Note (the “Promissory Note”) in the amount of $279,000.  The Promissory Note includes an original issue discount of $25,000 (“OID”), plus an additional $4,000 (“Transaction Expense Amount”) to cover Typenex’s due diligence and legal fees in connection therewith.  The principal amount will be paid to Typenex in five (5) tranches of an initial amount under the Promissory Note of $100,000 and four (4) additional amounts of $37,500, with each of the additional amounts represented by Investor Notes The initial $100,000 in cash has been paid to the Company.

The Typenex Notes are convertible into common stock, at the option of Typenex, at a price of $0.06 per share subject to adjustment in the case of a default, dilutive issuance, installment payment in stock, reorganization or recapitalization. In the event the Company elects to prepay all or any portion of the Typenex Notes, the Company is required to pay to Typenex an amount in cash equal to 125% of the outstanding balance of the Typenex Notes, plus accrued interest and any other amounts owing. There are significant penalties in the event of a default, which includes the failure to issue stock in a conversion.

Concurrently with the Securities Purchase Agreement, we also issued to Typenex a warrant (the “Warrant”) to purchase common stock equal to $139,500.00 divided by the Market Price (as defined in the Promissory Note) as of July 16, 2014), subject to adjustment as more fully set forth in the warrant agreement.  The warrant also contains a cashless exercise provision. The warrant is for a term of five (5) years.

The foregoing description of the SPA, the Promissory Note, the Investor Note, the Warrant and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, as well as the other Transaction Documents (as such term is defined in the Agreement), all of which are incorporated herein by this reference.

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Union Capital

On June 24, 2014, we entered into a securities purchase agreement (the “Union SPA”) with Union Capital, LLC (“Union”), pursuant to which we will sell two 8% convertible notes of the Company in the aggregate principal amount of $40,000.00 (with the first note (the “Union First Note”) being in the amount of $20,000 and the second note (the “Union Second Note”) being in the amount of $20,000 convertible into shares of our common stock, $0.0001 par value per share, upon the terms and subject to the limitations and conditions set forth in such note.)

We issued the Union First Note to Union pursuant to which Union funded $20,000 at closing. We also issued the Union Second Note, in exchange for which Union issued to us an offsetting note (the “Union Note”), to secure funding under the Union Second Note. The term of the Union First Note and the Union Second Note is one year, upon which the outstanding principal amount is payable. The amount funded plus accrued interest under the Union First Note and Union Second Note is convertible into common stock at any time after the requisite rule 144 holding period, at the holder’s option, at a conversion price equal to 55% of the lowest closing bid price in the 10 trading days previous to the conversion. In the event we redeem the note in full, we are required to pay off all principal, interest and any other amounts owing multiplied by 140% if prepaid during the period commencing on the issue date through 180 days thereafter. There shall be no redemption after the 180th day the note has been issued. In the event of default, the amount of principal and interest not paid when due bear default interest at the rate of 16% per annum and the note becomes immediately due and payable. There are also monetary penalties for failure to deliver conversion shares.

The foregoing description of the Union SPA, the Union First Note, the Union Second Note and the Union Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.6, 10.7, 10.8 and 10.9 hereto, all of which are incorporated herein by this reference.

Adar Bays

On June 24, 2014, we entered into a securities purchase agreement (the “Adar SPA”) with Adar Bays, LLC (“Adar”), pursuant to which we will sell two 8% convertible notes of the Company in the aggregate principal amount of $70,000.00 (with the first note (the “Adar First Note”) being in the amount of $35,000 and the second note (the “Adar Second Note”) being in the amount of $35,000 convertible into shares of our common stock, $0.0001 par value per share, upon the terms and subject to the limitations and conditions set forth in such note).

We issued the Adar First Note to Union pursuant to which Adar funded $35,000 at closing. We also issued the Adar Second Note, in exchange for which Adar issued to us an offsetting note (the “Adar Note”), to secure funding under the Adar Second Note. The term of the Adar First Note and the Adar Second Note is one year, upon which the outstanding principal amount is payable. The amount funded plus accrued interest under the Adar First Note and Adar Second Note is convertible into common stock at any time after the requisite rule 144 holding period, at the holder’s option, at a conversion price equal to 55% of the lowest closing bid price in the 10 trading days previous to the conversion. In the event we redeem the note in full, we are required to pay off all principal, interest and any other amounts owing multiplied by 140% if prepaid during the period commencing on the issue date through 180 days thereafter. There shall be no redemption after the 180th day the note has been issued. In the event of default, the amount of principal and interest not paid when due bear default interest at the rate of 16% per annum and the note becomes immediately due and payable. There are also monetary penalties for failure to deliver conversion shares.

The foregoing description of the Adar SPA, the Adar First Note, the Adar Second Note and the Adar Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.10, 10.11, 10.12 and 10.13 hereto, all of which are incorporated herein by this reference.

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KBM Worldwide

On July 9, 2014, we entered into a securities purchase agreement (the “KBM SPA”) with KBM Worldwide, Inc. (“KBM”) pursuant to which we borrowed $42,500 under the terms of a convertible promissory note (the “KBM Note”).

Interest under the convertible promissory note is 8% per annum, and the principal and all accrued but unpaid interest is due on April 14, 2015. The note is convertible at any time following 180 days after the issuance date at KBM’s option into shares of our common stock at a variable conversion price of 58% of the lowest average three day market price of our common stock during the 10 trading days prior to the notice of conversion, subject to adjustment as described in the note.

During the first 180 days following the date of the note we have the right to prepay the principal and accrued but unpaid interest due under the note, together with any other amounts we may owe the holder under the terms of the note, at a graduating premium ranging from 112% to 140%. After this initial 180 day period, we do not have a right to prepay the note.

There are significant penalties in the event of a default, which includes the failure to issue stock in a conversion.

The foregoing description of KBM SPA and the KBM Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.14 and 10.15 hereto, all of which are incorporated herein by this reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The investors represented to us that they are accredited investors. We believe that the investors had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
10.1	SPA
10.2	Promissory Note
10.3	Form of Investor Note
10.4	Warrant
10.5	Security Agreement
10.6	Union SPA
10.7	Union First Note
10.8	Union Second Note
10.9	Union Note
10.10	Adar SPA
10.11	Adar First Note
10.12	Adar Second Note
10.13	Adar Note
10.14	KBM SPA
10.15	KBM Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavor IP, Inc.

/s/ Ravinder Dhat
Ravinder Dhat Chief Operating Officer

Date: August 1, 2014

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